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                       ASSIGNMENT OF ACCOUNTS RECEIVABLE,
                  DISTRIBUTION AGREEMENTS, TRAILING ROYALTIES,
                     CONTRACT RIGHTS, PERMITS, LICENSES AND
                     DEPOSITS, ETC. AND SECURITY AGREEMENT


         WHEREAS, MEDLEY CREDIT ACCEPTANCE CORP., a Delaware corporation. ("Lender") is making a working capital loan to CUTTING EDGE ENTERTAINMENT. INC. a California corporation, (the "Assignor") in the principal amount of $600,000.00 (the "Loan"), which Loan shall be evidenced by a Promissory Note (the "Note"). Loan Agreement and the Assignment of various collaterals owned by the Assignor including, but not limited to accounts receivable, presale distribution contracts and the proceeds of same and trailing royalties due and to become due in connection with the movies From Which it Stands and Two Shades of Blue (the "Collateral"), and.

         WHEREAS, to encumber the Collateral to secure the Lender's loan, the Assignor shall assign to Lender, free and clear of any and all claims, liens and encumbrances whatsoever. the Assignor's right, title and interest in the Collaterals. and.

         WHEREAS, the Borrower and Lender desire to memorialize their Assignment into a written instrument.

         NOW, THEREFORE, for the purpose of securing the payment of the Loan and other good and valuable consideration paid to the Assignor the receipt whereof is hereby acknowledged. the Assignor does hereby assign, grant. bargain and convey to Lender all of the Assignor's right, title and interest in and to the following property cf Assignor, whether now owned or existing or hereafter acquired or arising:

         1. All accounts. accounts receivable, other receivables, contract rights, chattel paper, instruments and documents and any other obligations or indebtedness owed to Assignor from whatever source arising. including but not limited to trailing royalties and distribution proceeds arising from the films produced by the Assignor entitled Two Shades or Blue and From Which it Stands. and all proceeds and revenues arising out of the multiple rights and distribution agreements described on Schedule "A" attached hereto.

         2. All right, title and interest of the Assignor in and to the scripts and screenplays for Two Shades or Blue and From Which it Stands.

         3. Distribution Agreement and Motion Picture Licensing Agreement between Assignor and Calypso Global Entertainment. Inc. and Two Shades of Blue. Inc.

         4. All of the Assignor s right, title and interest in the Multiple Rights Distribution Agreements described on Exhibit A.


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         5.       All of Assignor's right, title and interest in the films Tow
                  Shares of Blue and From Which it Stands.

         6. All goods, including without limitation, all machinery. equipment. furniture. furnishings and appliances owned by the Assignor.

         7. All general intangibles, including without limitation, corporate or other business records and books, computer records, tradenames. trademarks, good will, telephone numbers, licenses, permits, prepaid fees and deposits of the Assignor.

         8. All judgments. awards of damages and settlements arising from or out of the Assignor pursuing any of its rights under any of the collateral described herein or in the Loan Agreement between the Assignor and Lender.

         The Assignor shall perform, observe and comply with all of the provisions of this Assignment and of the Note secured hereby and will pay to the Assignee the sum of money expressed in the Note with interest thereon and all other sums required to be paid by the Assignor pursuant to the provisions of the Note, this Assignment. the Loan Agreement and other loan instruments and documents executed in furtherance of the Loan.

         The Assignor acknowledges that this Assignment shall become operative and shall vest full title and interest in the Lender immediately, and shall be in full force and effect as of the date hereof.

         Until the occurrence of an event of default, the Assignor shall have the right to receive all income and other amounts from the Collateral. However, notwithstanding the foregoing, any payments received by the Assignor for payment due on the distribution agreements and trailing royalties accruing from the movies From Which it Stands and Two Shares of Blue shall be immediately paid by the Assignor to the Lender in order to reduce the amount due by Assignor to Lender on the Note. Monthly. following the closing date as set forth in the Loan Agreement between the Assignor and the Lender. the Assignor shall furnish to the Lender on the first day of each month, a complete accounting of all payments received by the Assignor on its distribution agreements and trailing royalties. Upon an event of default as hereinafter described by the Assignor. the Lender shall have the right to collect all payments due under any of the Collateral described in this instrument and to apply said payments to the Note.

         The Assignor shall be in default upon the happening of any one or more of the following events:

                  (a) Failure of the Assignor to pay any installment of principal or interest due under the Note.


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                  (b)      Failure of the Assignor to keep, perform and observe
                           every covenant. condition and agreement in the Note, Loan Agreement. this instrument or any other loan document entered into by the Assignor in furtherance of the Loan.

                  (c) Failure by the Assignor to pay any tax or assessment due by it prior to same becoming delinquent.

                  (d) Any material misstatement in the representations and warranties made by the Assignor in any of the loan documents

                  (e) Upon the insolvency or bankruptcy of the Assignor or Guarantor of the Loan.

                  (f) The stopping of the production of the movie Two Shades of Blue for a period of two weeks without recommencing production.

         Upon the happening of any event of default, the Lender may collect all proceeds due the Assignor from the Collateral and shall have such additional rights as that of a secured party under the Uniform Commercial Code and under any other applicable law from time to time in effect.

         This Assignment shall be considered in addition to a present assignment, a Security Agreement under the Florida Uniform Commercial Code for the purposes of creating a lien on the Collateral described herein.

         This Assignment shall be construed, interpreted and enforced in accordance with the laws of the State of Florida, excluding the principals thereof governing conflicts of law.

         Assignor will make. execute and deliver to Lender and where appropriate shall cause to be recorded and or filed, and from time to time thereafter to be re-recorded and or refiled at such time and at such offices and places as shall be deemed desirable by the Lender any and all such further assignments. instruments of further assurance certificates and other documents as may, in the opinion of the Lender. be necessary of desirable in order to effectuate, complete, perfect or continue and preserve the Lender's rights in the collateral described in this instrument.

         Lender and Assignor hereby knowingly, voluntarily and intentionally waive the right either may have to a trial by jury in respect to any litigation based thereon or arising out of, under or in connection with this Assignment, the loan documents and any agreement contemplated to be executed in conjunction herewith, or any course of conduct, course of dealing, statements (whether verbal or written) or action of either party.


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This Agreement shall be construed and enforced under the laws of the State of
Florida. In the event any provision of this Agreement shall be declared invalid by a court of competent jurisdiction, said invalidity shall not invalidate the Agreement as a whole but said Agreement shall be construed as if the invalidated provision was omitted from the Agreement.

         This Agreement supersedes and cancels any and all other contracts referring to the subject matter herein. No modifications, alteration or waiver of this Agreement shall be effective unless in writing. executed by the parties hereto.

         This Agreement shall inure to the benefit of the Parties, their successors and assigns.

         This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which counterparts collectively shall constitute one instrument representing the Agreement between the Parties hereto.

         In the event of any disputes arising under this instrument or should it become necessary for the Lender to enforce its rights, the prevailing party shall be entitled to reimbursement of reasonable attorneys fees and costs at the trial and appellate court level.

         IN WITNESS WHEREOF, the Assignor has duly executed this Assignment the 23rd day of January, 1998.

SIGNED, SEALED AND DELIVERED IN               CUTTING EDGE ENTERTAINMENT, INC.,
THE PRESENCE OF:                                   a California corporation



____________________________                BY.________________________________
Witness                                           David C. Glasser, President


___________________________
Witness



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STATE OF CALIFORNIA
COUNTY OF LOS ANGELES

         The foregoing instrument was acknowledged before me this 23rd day of January 1998, by DAVID C. GLASSER, President of CUTTING EDGE ENTERTAINMENT. INC.. a California corporation, on behalf of the Corporation, who is personally known to me or who has produced______________________ as identification and who did not take an oath.



                                             __________________________________
                                             NOTARY PUBLIC, STATE OF
                                             CALIFORNIA

                                             My Commission Expires:
                                             Commission Number
























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